UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of Principal Executive Offices)	(Zip Code)
Not Applicable(1)
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1) We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address: secretary@cloverhealth.com, or to our agent for service of process at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 10, 2026, Clover Health Investments, Corp. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting") virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 15, 2026 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. The matters voted upon at the Annual Meeting and the final voting results, as certified by the Company's independent inspector of election, are set forth below.
Proposal 1: Election of Three Class II Directors.
Demetrios L. Kouzoukas, Andrew Toy and Thomas L. Tran were each elected to the Company’s Board of Directors as Class II directors, to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the election were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Demetrios L. Kouzoukas	1,003,131,251	11,409,888	177,790,033
Andrew Toy	1,011,117,814	3,423,325	177,790,033
Thomas L. Tran	996,918,879	17,622,260	177,790,033
Proposal 2: Non-binding advisory vote to approve the compensation of the Company's Named Executive Officers for 2025.
The stockholders vote to approve, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers for 2025. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,003,065,402	9,811,825	1,663,812	177,790,033
Proposal 3: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026.
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
1,188,467,663	2,471,606	1,391,903

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	June 12, 2026	By:	/s/Karen M. Soares
		Name:	Karen M. Soares
		Title:	General Counsel and Corporate Secretary